UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 27, 2023

SERVE ROBOTICS INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-56237	85-3844872
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

730 Broadway Redwood City, CA	94063
(Address of Principal Executive Offices)	(Zip Code)

(818) 860-1352

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 27, 2023, Serve Operating Co., a wholly-owned subsidiary of Serve Robotics Inc., a Delaware corporation (the “Company”), issued a Secured Subordinated Promissory Note (the “Kashani Note”) to Ali Kashani, a holder of greater than 5% of the Company’s capital stock who serves as Chief Executive Officer and is a member of the Company’s Board of Directors (the “Board”), in exchange for a loan with the aggregate principal amount of up to $200,000. Pursuant to the Kashani Note, the loan accrues interest on the unpaid principal amount at a rate of 7.67% per annum, computed as simple interest. The Company repaid the Kashani Note upon the issuance of the convertible promissory notes described below.

A copy of the Form of Secured Subordinated Promissory Note is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated by reference herein. The foregoing description of the Kashani Note is qualified in its entirety by reference to such exhibit.

On December 29, 2023, the Board approved the issuance of up to $6,500,000 of convertible promissory notes (each, a “Note” and collectively, the “Notes” and the transactions contemplated by the Notes, the “Transaction”). At an initial closing on January 2, 2024, the Company borrowed an aggregate principal amount of $3,000,000 by issuing Notes to certain accredited investors (the “Purchasers”) as part of the Transaction. The Transaction is exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on an exemption provided by Rule 506 of Regulation D and Section 4(a)(2) of the Securities Act. The Company intends to use the proceeds from the sale of the Notes for working capital and general corporate purposes.

The Notes bear interest at a rate of 6.00% per year, compounded annually, and are due and payable upon request by each Purchaser on or after the 12-month anniversary of the original issuance date of each Note. The Company may not prepay or repay the Notes in cash without the consent of the Purchasers.

In the event that the Company issues and sells shares of its common stock, par value $0.0001 per share (“Common Stock”), to investors (the “Investors”) while the Notes remain outstanding in a firm-commitment underwritten public offering pursuant to an effective registration statement under the Securities Act with total proceeds to the Company of not less than $30,000,000 (excluding the conversion of the Notes or other convertible securities issued for capital raising purposes) (a “Qualified Financing”), then the outstanding principal amount of the Notes and any unpaid accrued interest shall automatically convert in whole without any further action by the Purchasers into Common Stock sold in the Qualified Financing at a conversion price per share equal to the lesser of (i) the cash price paid per share for Common Stock by the Investors in the Qualified Financing multiplied by 0.75, and (ii) the quotient resulting from dividing $80,000,000 by the number of outstanding shares of Common Stock immediately prior to the Qualified Financing (assuming the conversion of all outstanding securities convertible into or exercisable for shares of Common Stock, including all shares reserved and available for future grant under the Company’s compensation plans).

In the event the Company consummates, while the Notes remain outstanding, an equity financing pursuant to which it sells shares of its capital stock in a transaction for capital raising purposes that does not constitute a Qualified Financing, then the Purchasers shall have the option to treat such equity financing as a Qualified Financing on the same terms set forth therein and thereby convert the outstanding principal amount of the Notes and any unpaid accrued interest into the shares of capital stock issued in such equity financing on the same terms and conditions as would otherwise apply to conversion of the Notes into shares of Common Stock in a Qualified Financing.

In addition, while the Notes remain outstanding, the Purchasers shall have the option to convert the outstanding principal amount of the Notes and any unpaid accrued interest into shares of Common Stock (or at each Purchaser’s option, a more senior class or series of stock of the Company, if such class or series exists) at a conversion price per share equal to the quotient resulting from dividing $80,000,000 by the number of outstanding shares of Common Stock at the time of such conversion (assuming the conversion of all outstanding securities convertible into or exercisable for shares of Common Stock, including all shares reserved and available for future grant under the Company’s compensation plans).

If the Company consummates a Change of Control while the Notes remain outstanding, the Company shall repay the Purchasers in cash in an amount equal to (i) the outstanding principal amount of the Notes plus any unpaid accrued interest on the original principal, plus (ii) a repayment premium equal to 100% of the outstanding principal amount of the Notes; provided, however, that upon the written election of any Purchaser made not less than 5 days prior to the Change of Control, the Company shall convert the outstanding principal balance of the Notes and any unpaid accrued interest into shares of Common Stock at a conversion price per share equal to the quotient resulting from dividing $80,000,000 by the number of outstanding shares of Common Stock immediately prior to the Change of Control (assuming the conversion of all outstanding securities convertible into or exercisable for shares of Common Stock, including all shares reserved and available for future grant under the Company’s compensation plans).

The Notes and the shares of Common Stock issuable upon conversion of the Notes have not been registered under the Securities Act and may not be offered or sold absent registration or an applicable exemption from registration requirements. The Notes include customary representations, warranties and covenants and set forth standard events of default upon which the Notes may be declared immediately due and payable.

A copy of the Form of Convertible Promissory Note is filed as Exhibit 4.2 to this Current Report on Form 8-K and is incorporated by reference herein. The foregoing description of the Notes is qualified in its entirety by reference to such exhibit.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.02.

Item 9.01 Financial Statements and Exhibits.

(d) List of Exhibits.

Exhibit Number	Description
4.1	Form of Secured Subordinated Promissory Note
4.2	Form of Convertible Promissory Note
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Serve Robotics Inc.

Dated: January 3, 2024	/s/ Ali Kashani
Ali Kashani
Chief Executive Officer and Director

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